                            Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Collection Period                                                                             31
         Beginning Principal Receivables Balance                                                           1,650,850,760.94
         Beginning Special Funding Account Balance                                                                     0.00
         Beginning Principal Receivables + SFA Balance                                                     1,650,850,760.94
         Special Funding Account Earnings                                                                              0.00
         Finance Charge Collections                                                                           24,702,665.82
         Interchange Collections                                                                               2,850,183.87
         Collection Account Investment Proceeds                                                                   49,885.52
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         27,602,735.21
         Principal Receivables Collections                                                                   175,242,798.96
         Recoveries treated as Principal Collections                                                             892,312.85
         Total Principal Receivables Collections                                                             176,135,111.81
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                       10.66%
         Defaulted Amount (Net of Recoveries)                                                                 10,291,868.12
         Annualized Default Rate                                                                                      7.48%
         Trust Portfolio Yield                                                                                       20.06%
         New Principal Receivables                                                                           460,097,669.61
         Aggregate Account Addition or Removal (Y/N)?                                                                     Y
         Date of Addition/Removal                                                                                  1-Dec-99
         Principal Receivables at the end of the day of Addition/Removal                                   1,902,352,613.16
         SFA Balance at the end of the day of Addition/Removal                                                         0.00
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                     1,902,352,613.16
         Percentage of the Collection Period which is before the Addition/Removal Date                                0.00%
         Ending Principal Receivables Balance                                                              1,924,363,671.69
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,924,363,671.69
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                       28.29%

                            Monthly Trust Activity

B. Series Allocations

                                                               Total                     1998-2                  1998-3
         Group                                                                             1                       1
         Class A Invested Amount                                                      528,000,000.00         528,000,000.00
         Class B Invested Amount                                                      113,000,000.00         113,000,000.00
         Collateral Invested Amount                                                    67,000,000.00          67,000,000.00
         Class D Invested Amount                                                       42,000,000.00          42,000,000.00
         Total Invested Amount                              1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                           105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                   13,801,367.61          13,801,367.61
         Series Allocable Principal Collections                                        88,067,555.91          88,067,555.91
         Series Allocable Defaulted Amounts                                             5,145,934.06           5,145,934.06
         Series Allocable Servicing Fee                                                 1,250,000.00           1,250,000.00
         In Revolving Period?                                                                      Y                      Y
         Available for Shared Principal Collections           146,997,180.21           73,498,590.10          73,498,590.10
         Principal Shortfall                                            0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                     0.00                    0.00                   0.00
         FC Available for other Excess Allocation Series        2,278,308.18            1,139,154.10           1,139,154.07
         Finance Charge Shortfall                                       0.00                    0.00                   0.00
         Allocation of Excess Finance Charge Collections                0.00                    0.00                   0.00

B. Series Allocations

         Amounts Due                                                                     1998-2                  1998-3
                          Principal Allocation Percentage                                     78.85%                 78.85%
                          Floating Allocation Percentage                                      78.85%                 78.85%
                          Class A Certificate Rate                                            6.563%                 6.593%
                          Class B Certificate Rate                                            6.773%                 6.823%
                          CIA Certificate Rate                                                7.338%                 7.438%
                          Class D Certificate Rate                                            0.000%                 0.000%
                          Class A Interest                                              3,272,500.00           3,287,460.00
                          Class B Interest                                                722,776.25             728,112.36
                          Collateral Monthly Interest                                     464,300.69             470,628.47
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     4,459,576.94           4,486,200.83
                          Investor Default Amount (Net of Recoveries)                   4,057,555.38           4,057,555.38
                          Interchange Collections                                       1,123,681.22           1,123,681.22
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00           1,250,000.00

C. Group 1 Allocations

                                                               Total                     1998-2                  1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                                138,882,069.44           69,441,034.72          69,441,034.72
         Finance Charge Collections                            21,764,683.65           10,882,341.83          10,882,341.83
         Investor Monthly Interest                              8,945,777.78            4,459,576.94           4,486,200.83
         Investor Default Amount                                8,115,110.77            4,057,555.38           4,057,555.38
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00           1,250,000.00
         Total Amount Due                                      19,560,888.54            9,767,132.33           9,793,756.22
         Excess Before Reallocation                             2,203,795.11            1,115,209.50           1,088,585.61
         Reallocation of Finance Charge Collections                                       -13,311.94              13,311.94
         Dollars of Excess Spread                               2,203,795.11            1,101,897.55           1,101,897.55
         Percentage Excess Spread                                      1.76%                   1.76%                  1.76%
         Reallocated Finance Charge Collections                21,764,683.65           10,869,029.88          10,895,653.77

                            Monthly Trust Activity


C. Group 2 Allocations

                                                               Total
         Beginning Invested Amount After Giving                         0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                          0.00
         Finance Charge Collections                                     0.00
         Investor Monthly Interest                                      0.00
         Investor Default Amount                                        0.00
         Monthly Servicing Fee                                          0.00
         Total Amount Due                                               0.00
         Excess Before Reallocation                                     0.00
         Reallocation of Finance Charge Collections
         Dollars of Excess Spread                                       0.00
         Percentage Excess Spread                                        n/a
         Reallocated Finance Charge Collections                         0.00

D. Trust Performance

         30-59 Days Delinquent                                                         33,162,711.71
         60-89 Days Delinquent                                                         21,473,622.00
         90+ Days Delinquent                                                           41,473,729.98
         Total 30+ Days Delinquent                                                     96,110,063.69

                                 Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                               15-Dec-99
Current Payment Date                            18-Jan-00
Actual / 360 Days                                   34                 34                   34                   34
30 / 360 Days                                       33                 33                   33                   33
Fixed / Floating                                 Floating           Floating             Floating             Floating

                                                                               Collateral Invested
                                             Class A            Class B               Amount          Class D          Total
Certificate Rate                                6.56250%           6.77250%            7.33750%           0.000%
Initial Balance                           528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Total Initial Amount                                                                                               802,500,000.00

Beginning Outstanding Amount              528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount                 528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount                 528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                    528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount        528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount           528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage                   70.40%             15.07%               8.93%            5.60%          100.00%
Floating Allocation Percentage                    70.40%             15.07%               8.93%            5.60%          100.00%
Principal Collections                      48,886,488.44      10,462,449.23        6,203,399.10     3,888,697.94    69,441,034.72
Realloc Finance Charge Collections          7,651,797.04       1,637,600.50          970,966.67       608,665.67    10,869,029.88
YSA Draw                                                                                                                     0.00
YSA Investment Proceeds                                                                                                      0.00
Realloc Finance Charge plus YSA Draw        7,651,797.04       1,637,600.50          970,966.67       608,665.67    10,869,029.88
Monthly Interest                            3,272,500.00         722,776.25          464,300.69             0.00     4,459,576.94
Investor Default Amount (Net)               2,856,518.99         611,338.34          362,474.95       227,223.10     4,057,555.38
Monthly Servicing Fee                         880,000.00         188,333.33          111,666.67        70,000.00     1,250,000.00
Total Due                                   7,009,018.99       1,522,447.93          938,442.31       297,223.10     9,767,132.33

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                          10,869,029.88
Series Adjusted Portfolio Yield                                                                                            10.90%
Base Rate                                                                                                                   8.30%

                                 Series 1998-2

Series Parameters
                         Revolving Period (Y/N)                                              Y
                         Accumulation Period (Y/N)                                           N
                         Early Amortization (Y/N)                                            N
                         Controlled Accumulation Period                                    12.00
                         Holdings is Servicer                                                Y
                         Paydown Excess CIA (Y/N)                                            Y
                         Paydown Excess Class D (Y/N)                                        Y
                         Controlled Accumulation Amount                                     53,416,666.67
                         Controlled Deposit Amount                                          53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                 0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                 0.00
                         Principal Funding Account Deposit                                           0.00
                         Ending Principal Funding Account Balance                                    0.00
                         Principal Funding Investment Proceeds                                       0.00

                         Yield Supplement Account Beginning Balance                                  0.00
                         Yield Supplement Account Release                                            0.00
                         Yield Supplement Account Ending Balance                                     0.00

                         Reserve Account Beginning Balance                                           0.00
                         Required Reserve Account Amount                                             0.00
                         Funds Deposited into Reserve Account                                        0.00
                         Ending Reserve Account Balance                                              0.00

C. Certificate Balances and Distrubutions

                                                  Class A            Class B              CIA            Class D           Total
                          Beginning Balance   528,000,000.00     113,000,000.00      67,000,000.00    42,000,000.00   750,000,000.00
                     Interest Distributions     3,272,500.00         722,776.25         464,300.69             0.00     4,459,576.94
                               PFA Deposits             0.00                                                                    0.00
                    Principal Distributions             0.00               0.00               0.00             0.00             0.00
                        Total Distributions     3,272,500.00         722,776.25         464,300.69             0.00     4,459,576.94
                 Ending Certificate Balance   528,000,000.00     113,000,000.00      67,000,000.00    42,000,000.00   750,000,000.00
                                Pool Factor          100.00%            100.00%            100.00%          100.00%
              Total Distribution Per $1,000           6.1979             6.3963             6.9299           0.0000
           Interest Distribution Per $1,000           6.1979             6.3963             6.9299           0.0000
          Principal Distribution Per $1,000           0.0000             0.0000             0.0000           0.0000

                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                    3,272,500.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                   3,272,500.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                       5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                0.00
                       2 Amount of Class A Investor Charge-Offs                                                       0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                       0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                  722,776.25
                       2 Amount of the distribution in respect of Class B monthly interest:                     722,776.25
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                       4 Amount of the distribution in respect of Class B additional interest:                        0.00
                       5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                          0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                    0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                               0.00
                         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-2


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                            464,300.69
                       2 Amount distributed in respect of Collateral Monthly Interest:                          464,300.69
                       3 Amount distributed in respect of Collateral Additional Interest:                             0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                          0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                  0.00
                       2 The total amount reimbursed in respect of such reductions in the                             0.00
                         Collateral Invested Amount

J. Finance Charge Shortfall Amount

                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)               10,869,029.88
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.) 9,767,132.33
                       3 Spread Account Requirement per Loan Agreement                                          -37,256.55
                       4 Finance Charge Shortfall                                                                     0.00
                       5 Available for Other Excess Allocation Series                                         1,139,154.10

K. Application of Reallocated Investor Finance Charge Collections.

                                                                   Available            Due               Paid          Shortfall
                       1 Allocated Class A Available Funds       7,651,797.04
                         a Reserve Account Release                       0.00
                         b PFA Investment Earnings                       0.00
                         c Class A Available Funds               7,651,797.04

                       2 Class A Available Funds                 7,651,797.04
                         a Class A Monthly Interest                                  3,272,500.00     3,272,500.00         0.00
                         b Class A Servicing Fee                                       880,000.00       880,000.00         0.00
                         c Class A Investor Default Amount                           2,856,518.99     2,856,518.99         0.00
                         d Class A Excess                          642,778.05

                       3 Class B Available Funds                 1,637,600.50
                         a Class B Monthly Interest                                    722,776.25       722,776.25         0.00
                         b Class B Servicing Fee                                       188,333.33       188,333.33         0.00
                         c Class B Excess                          726,490.92

                       4 Collateral Available Funds                970,966.67
                         a Collateral Servicing Fee                                    111,666.67       111,666.67         0.00
                         b Collateral Excess                       859,300.00

                       5 Class D Available Funds                   608,665.67
                         a Class D Servicing Fee                                        70,000.00        70,000.00         0.00
                         b Class D Excess                          538,665.67

                       6 Total Excess Spread                     2,767,234.64

                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                   Available            Due               Paid          Shortfall
                       1 Available Excess Spread                 2,767,234.64
                       2 Excess Fin Charge Coll                          0.00
                              from Other Series
                       3 Available Funds                         2,767,234.64
                       4 Class A Required Amount Shortfalls                                  0.00             0.00         0.00
                       5 Class B Defaults                                              611,338.34       611,338.34         0.00
                       6 Monthly Servicing Fee Shortfalls                                    0.00             0.00         0.00
                       7 Collateral Monthly Interest                                   464,300.69       464,300.69         0.00
                       8 Collateral Default Amount                                     362,474.95       362,474.95         0.00
                       9 Reserve Account Deposit                                             0.00             0.00         0.00
                      10 Class D Monthly Interest                                            0.00             0.00         0.00
                      11 Class D Default Amount                                        227,223.10       227,223.10         0.00
                      12 Other CIA Amounts Owed                                        -37,256.55       -37,256.55         0.00
                      13 Excess Fin Coll for Other Series                                    0.00             0.00         0.00
                      14 Excess Spread                           1,139,154.10
                      15 Writedowns
                                          a Class A                      0.00
                                          b Class B                      0.00
                                          c CIA                          0.00
                                          d Class D                      0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                              69,441,034.72
                       2 Principal Required to Fund the Required Amount                              0.00
                       3 Shared Principal Collections from other Series                              0.00
                       4 Other Amounts Treated as Principal Collections                      4,057,555.38
                       5 Available Principal Collections                                    73,498,590.10

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                         67,000,000.00
                       2 Required Collateral Invested Amount                                67,000,000.00
                       3 Amount used to pay Excess CIA                                               0.00
                       4 Available Principal Collections                                    73,498,590.10

                       5 Class D                                                            42,000,000.00
                       6 Required Class D                                                   42,000,000.00
                       7 Amount used to pay Excess Class D                                           0.00
                       8 Available Principal Collections                                    73,498,590.10

                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                     73,498,590.10
                                          a Controlled Deposit Amount                                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                                        0.00
                                          c Controlled Deposit Amount Shortfall                                       0.00
                                          d Amount Deposited in PFA for Class A                                       0.00
                                          e Draw from PFA to pay Class A Principal                                    0.00
                                          f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                           73,498,590.10
                                          a Remaining PFA Balance                                                     0.00
                                          b Beginning Class B Outstanding Amount                            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                          d Amount Deposited in PFA for Class B                                       0.00
                                          e Draw from PFA to pay Class B Principal                                    0.00
                                          f Class B Adjusted Invested Amount                                113,000,000.00

                       3 Remaining Principal Collections Available                                           73,498,590.10
                                          a Remaining CIA Amount                                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c CIA at the end of the Period                                     67,000,000.00

                       4 Remaining Principal Collections Available                                           73,498,590.10
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                          0.00
                         Class B Principal Paid to Investors                                                          0.00
                         CIA Principal Paid to Investors                                                              0.00
                         Class D Principal Paid to Investors                                                          0.00
                         Ending Class A Outstanding Amount                                                  528,000,000.00
                         Ending Class B Outstanding Amount                                                  113,000,000.00
                         Ending CIA Outstanding Amount                                                       67,000,000.00
                         Ending Class D Outstanding Amount                                                   42,000,000.00

                       5 Shared Principal Collections                                                        73,498,590.10

                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                              0.00
                                          a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                          b Principal Paid to Class A                                                 0.00
                                          c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                          b Principal Paid to Class B                                                 0.00
                                          c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Collateral Invested Amount                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  8.30%
                                          b Prior Monthly Period                                    7.32%
                                          c Second Prior Monthly Period                             7.30%

                         Three Month Average Base Rate                                                               7.64%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                 10.90%
                                          b Prior Monthly Period                                   11.08%
                                          c Second Prior Monthly Period                            13.13%

                         Three Month Average Series Adjusted Portfolio Yield                                        11.70%

                       3 Excess Spread
                                          a Current Monthly Period                                  2.60%
                                          b Prior Monthly Period                                    3.76%
                                          c Second Prior Monthly Period                             5.83%

                         Three Month Average Excess Spread                                                           4.06%

                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                      15-Dec-99
Current Payment Date                   18-Jan-00
Actual / 360 Days                          34                 34                    34                    34
30 / 360 Days                              33                 33                    33                    33
Fixed / Floating                        Floating           Floating              Floating              Floating

                                                                            Collateral Invested
                                        Class A             Class B               Amount               Class D            Total
Certificate Rate                               6.593%             6.823%              7.438%               0.000%
Initial Balance                        528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount           528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00    750,000,000.00
Ending Outstanding Amount              528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00    750,000,000.00

Beginning Invested Amount              528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00    750,000,000.00
Ending Invested Amount                 528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount     528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount        528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00    750,000,000.00

Principal Allocation Percentage                70.40%             15.07%               8.93%                5.60%           100.00%
Floating Allocation Percentage                 70.40%             15.07%               8.93%                5.60%           100.00%
Principal Collections                   48,886,488.44      10,462,449.23        6,203,399.10         3,888,697.94     69,441,034.72
Realloc Finance Charge Collections       7,670,540.25       1,641,611.83          973,345.07           610,156.61     10,895,653.77
YSA Draw                                                                                                                       0.00
YSA Investment Proceeds                                                                                                        0.00
Realloc Finance Charge plus YSA Draw     7,670,540.25       1,641,611.83          973,345.07           610,156.61     10,895,653.77
Monthly Interest                         3,287,460.00         728,112.36          470,628.47                 0.00      4,486,200.83
Investor Default Amount (Net)            2,856,518.99         611,338.34          362,474.95           227,223.10      4,057,555.38
Monthly Servicing Fee                      880,000.00         188,333.33          111,666.67            70,000.00      1,250,000.00
Total Due                                7,023,978.99       1,527,784.04          944,770.09           297,223.10      9,793,756.22

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                            10,895,653.77
Series Adjusted Portfolio Yield                                                                                              10.94%
Base Rate                                                                                                                     8.33%

                                 Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                                Y
                         Accumulation Period (Y/N)                                             N
                         Early Amortization (Y/N)                                              N
                         Controlled Accumulation Period                                      12.00
                         Holdings is Servicer                                                  Y
                         Paydown Excess CIA (Y/N)                                              Y
                         Paydown Excess Class D (Y/N)                                          Y
                         Controlled Accumulation Amount                                        53,416,666.67
                         Controlled Deposit Amount                                             53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                    0.00
                         Principal Funding Account Deposit                                              0.00
                         Ending Principal Funding Account Balance                                       0.00
                         Principal Funding Investment Proceeds                                          0.00

                         Yield Supplement Account Beginning Balance                                     0.00
                         Yield Supplement Account Release                                               0.00
                         Yield Supplement Account Ending Balance                                        0.00

                         Reserve Account Beginning Balance                                              0.00
                         Required Reserve Account Amount                                                0.00
                         Funds Deposited into Reserve Account                                           0.00
                         Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distrubutions
                                             Class A             Class B             CIA            Class D           Total
                    Beginning Balance     528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
               Interest Distributions       3,287,460.00         728,112.36        470,628.47             0.00      4,486,200.83
                         PFA Deposits               0.00                                                                    0.00
              Principal Distributions               0.00               0.00              0.00             0.00              0.00
                  Total Distributions       3,287,460.00         728,112.36        470,628.47             0.00      4,486,200.83
           Ending Certificate Balance     528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
                          Pool Factor             100.00%            100.00%           100.00%          100.00%
        Total Distribution Per $1,000             6.2263             6.4435            7.0243           0.0000
     Interest Distribution Per $1,000             6.2263             6.4435            7.0243           0.0000
    Principal Distribution Per $1,000             0.0000             0.0000            0.0000           0.0000

                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:
                       1 Total amount of the distribution:                                                       3,287,460.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      3,287,460.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     728,112.36
                       2 Amount of the distribution in respect of Class B monthly interest:                        728,112.36
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.
          1 Total amount distributed to the Collateral Interest Holder:                               470,628.47
          2 Amount distributed in respect of Collateral Monthly Interest:                             470,628.47
          3 Amount distributed in respect of Collateral Additional Interest:                                0.00
          4 The amount distributed to the Collateral Interest Holder in respect                             0.00
            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

          1 The amount of reductions in the Collateral Invested Amount.                                     0.00
          2 The total amount reimbursed in respect of such reductions in the                                0.00
            Collateral Invested Amount

J.   Finance Charge Shortfall Amount
          1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  10,895,653.77
          2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    9,793,756.22
          3 Spread Account Requirement per Loan Agreement                                             -37,256.52
          4 Finance Charge Shortfall                                                                        0.00
          5 Available for Other Excess Allocation Series                                            1,139,154.07

K. Application of Reallocated Investor Finance Charge Collections.
                                                          Available                   Due              Paid           Shortfall
          1 Allocated Class A Available Funds            7,670,540.25
            a Reserve Account Release                            0.00
            b PFA Investment Earnings                            0.00
            c Class A Available Funds                    7,670,540.25

          2 Class A Available Funds                      7,670,540.25
            a Class A Monthly Interest                                             3,287,460.00     3,287,460.00        0.00
            b Class A Servicing Fee                                                  880,000.00       880,000.00        0.00
            c Class A Investor Default Amount                                      2,856,518.99     2,856,518.99        0.00
            d Class A Excess                               646,561.26

          3 Class B Available Funds                      1,641,611.83
            a Class B Monthly Interest                                               728,112.36       728,112.36        0.00
            b Class B Servicing Fee                                                  188,333.33       188,333.33        0.00
            c Class B Excess                               725,166.14

          4 Collateral Available Funds                     973,345.07
            a Collateral Servicing Fee                                               111,666.67       111,666.67        0.00
            b Collateral Excess                            861,678.40

          5 Class D Available Funds                        610,156.61
            a Class D Servicing Fee                                                   70,000.00        70,000.00        0.00
            b Class D Excess                               540,156.61

          6 Total Excess Spread                          2,773,562.42

                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                          Available                    Due              Paid          Shortfall
          1 Available Excess Spread                      2,773,562.42
          2 Excess Fin Charge Coll                               0.00
                 from Other Series
          3 Available Funds                              2,773,562.42
          4 Class A Required Amount Shortfalls                                             0.00             0.00         0.00
          5 Class B Defaults                                                         611,338.34       611,338.34         0.00
          6 Monthly Servicing Fee Shortfalls                                               0.00             0.00         0.00
          7 Collateral Monthly Interest                                              470,628.47       470,628.47         0.00
          8 Collateral Default Amount                                                362,474.95       362,474.95         0.00
          9 Reserve Account Deposit                                                        0.00             0.00         0.00
         10 Class D Monthly Interest                                                       0.00             0.00         0.00
         11 Class D Default Amount                                                   227,223.10       227,223.10         0.00
         12 Other CIA Amounts Owed                                                   -37,256.52       -37,256.52         0.00
         13 Excess Fin Coll for Other Series                                               0.00             0.00         0.00
         14 Excess Spread                                1,139,154.07
         15 Writedowns
                              a Class A                          0.00
                              b Class B                          0.00
                              c CIA                              0.00
                              d Class D                          0.00
M. Reallocated Principal Collections

          1 Total Principal Collections Allocable                                 69,441,034.72
          2 Principal Required to Fund the Required Amount                                 0.00
          3 Shared Principal Collections from other Series                                 0.00
          4 Other Amounts Treated as Principal Collections                         4,057,555.38
          5 Available Principal Collections                                       73,498,590.10

N. Application of Principal Collections during Revolving Period

          1 Collateral Invested Amount                                            67,000,000.00
          2 Required Collateral Invested Amount                                   67,000,000.00
          3 Amount used to pay Excess CIA                                                  0.00
          4 Available Principal Collections                                       73,498,590.10

          5 Class D                                                               42,000,000.00
          6 Required Class D                                                      42,000,000.00
          7 Amount used to pay Excess Class D                                              0.00
          8 Available Principal Collections                                       73,498,590.10

                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period
          1 Available Principal Collections                                                        73,498,590.10
                              a Controlled Deposit Amount                                                   0.00
                              b Minimum of Avail Prin Coll and CDA                                          0.00
                              c Controlled Deposit Amount Shortfall                                         0.00
                              d Amount Deposited in PFA for Class A                                         0.00
                              e Draw from PFA to pay Class A Principal                                      0.00
                              f Class A Adjusted Invested Amount                                  528,000,000.00

          2 Remaining Principal Collections Available                                              73,498,590.10
                              a Remaining PFA Balance                                                       0.00
                              b Beginning Class B Outstanding Amount                              113,000,000.00
                              c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                              d Amount Deposited in PFA for Class B                                         0.00
                              e Draw from PFA to pay Class B Principal                                      0.00
                              f Class B Adjusted Invested Amount                                  113,000,000.00

          3 Remaining Principal Collections Available                                              73,498,590.10
                              a Remaining CIA Amount                                               67,000,000.00
                              b Principal Paid to CIA                                                       0.00
                              c CIA at the end of the Period                                       67,000,000.00

          4 Remaining Principal Collections Available                                              73,498,590.10
                              a Remaining Class D Amount                                           42,000,000.00
                              b Principal Paid to Class D                                                   0.00
                              c Class D at the end of the Period                                   42,000,000.00

            Class A Principal Paid to Investors                                                             0.00
            Class B Principal Paid to Investors                                                             0.00
            CIA Principal Paid to Investors                                                                 0.00
            Class D Principal Paid to Investors                                                             0.00
            Ending Class A Outstanding Amount                                                     528,000,000.00
            Ending Class B Outstanding Amount                                                     113,000,000.00
            Ending CIA Outstanding Amount                                                          67,000,000.00
            Ending Class D Outstanding Amount                                                      42,000,000.00

          5 Shared Principal Collections                                                           73,498,590.10

                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period
          1 Principal Collections Available                                                                 0.00
                              a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                              b Principal Paid to Class A                                                   0.00
                              c End of Period Class A Adjusted Invested Amount                    528,000,000.00

          2 Remaining Principal Collections Available                                                       0.00
                              a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                              b Principal Paid to Class B                                                   0.00
                              c End of Period Class B Adjusted Invested Amount                    113,000,000.00

          3 Remaining Principal Collections Available                                                       0.00
                              a Remaining Collateral Invested Amount                               67,000,000.00
                              b Principal Paid to CIA                                                       0.00
                              c Collateral Invested Amount at the end of the Period                67,000,000.00

          4 Remaining Principal Collections Available                                                       0.00
                              a Remaining Class D Amount                                           42,000,000.00
                              b Principal Paid to Class D                                                   0.00
                              c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate
          1 Base Rate
                              a Current Monthly Period                                    8.33%
                              b Prior Monthly Period                                      7.36%
                              c Second Prior Monthly Period                               7.34%

            Three Month Average Base Rate                                                                  7.68%

          2 Series Adjusted Portfolio Yield
                              a Current Monthly Period                                   10.94%
                              b Prior Monthly Period                                     11.12%
                              c Second Prior Monthly Period                              13.17%

            Three Month Average Series Adjusted Portfolio Yield                                           11.74%

          3 Excess Spread
                              a Current Monthly Period                                    2.61%
                              b Prior Monthly Period                                      3.76%
                              c Second Prior Monthly Period                               5.83%

            Three Month Average Excess Spread                                                              4.07%